                            [FRONT OF CERTIFICATE]

[NUMBER]                                                                [SHARES]

                          DUNN COMPUTER CORPORATION
         INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA

COMMON STOCK                                                        COMMON STOCK
                                                               CUSIP 265771 10 5

THIS IS TO CERTIFY THAT




IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, 1.001 PAR VALUE PER
                                    SHARE OF

----------------------------DUNN COMPUTER CORPORATION---------------------------

(hereinafter called the "Corporation") transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
    This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, of the Corporation (a copy of which is on file with the Transfer Agent) to all of which the holder of this certificate, by acceptance hereof, assents.
    This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

/s/ Claudia N. Dunne                                        /s/  Thomas P. Dunne
                                    [SEAL]
SECRETARY                                                              PRESIDENT



COUNTERSIGNED AND REGISTERED
     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                   (JERSEY CITY, N.J.)
                                          TRANSFER AGENT
                                           AND REGISTRAR
BY

                                        AUTHORIZED OFFICER

                            [BACK OF CERTIFICATE]

                          DUNN COMPUTER CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS IN WRITING A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND
THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JTTEN   -- as joint tenants with right
           of survivorship and not as
           tenants in common


UNIF GIFT MIN ACT -- ______Custodian______
                     (City)         (Minor)
                 under Uniform Gifts to Minors
                    Act____________________
                           (State)

Additional abbreviations may also be used though not in the above list.


For value received,____________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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Please print or typewrite name and address including postal zip code of assignee

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_______________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________________Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated_______________________________

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed_______________________________________________________:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

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      AMERICAN BANKNOTE COMPANY
        893 BLAIR MILL ROAD
         HORSHAM, IA 19044
           218-857-7480
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            [ILLEGIBLE]
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    /Net/Banknote/Home11/Dunn58389
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PRODUCTION COORDINATOR- MIKE ZEGUNSKI
          DUNN COMPUTER
           H 583890K
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       [ILLEGIBLE]  NEW
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    /net/banknote/home11/d-4